Exhibit 99.1

EMCORE Announces Restructuring Program

ALHAMBRA, CA, April 21, 2023 – EMCORE Corporation (Nasdaq: EMKR), the world’s largest independent provider of inertial navigation solutions to the aerospace and defense industry, today announced a restructuring program that includes the shutdown of the Broadband business segment and the discontinuance of its defense optoelectronics product line.

“This restructuring represents the final phase of EMCORE’s transition to Aerospace and Defense. After months of discussions with several interested parties to divest non-strategic product lines, we will now shut down the Broadband business segment (cable TV, wireless, sensing, and chips) and discontinue our defense optoelectronics product lines. We will continue to build QMEMS and Lithium Niobate chips, but will close down our Indium Phosphide (InP) wafer fabrication facility in Alhambra,” said Jeff Rittichier, President and Chief Executive Officer of EMCORE. “These actions will eliminate product lines that are no longer part of our future and enable EMCORE to focus entirely on scaling our inertial navigation business.”

The restructuring program is designed to reduce annual costs and expenses by approximately $12 million. It includes a reduction in the workforce of approximately 100 employees primarily in Alhambra and China, as well as consolidating facility space by downsizing the space being occupied at the Alhambra campus from five to two buildings, relocating Concord personnel to the operations area from the adjacent office building, and closing the manufacturing support and engineering center in China. The Company expects restructuring actions to be substantially completed by September 30, 2023. A restructuring charge covering severance, facility consolidation, and other related items is expected to be finalized and recorded in the quarter ended June 30, 2023 (fiscal 3Q23).

“To employees who are affected directly, we express our sincere gratitude for your service to EMCORE. We appreciate your efforts and dedication, and wish you the very best in your future endeavors,” added Rittichier.

About EMCORE

EMCORE Corporation is a leading provider of inertial navigation products for the aerospace and defense markets. We leverage industry-leading Photonic Integrated Chip (PIC), Quartz MEMS, Lithium Niobate, and chip-level technology to deliver state-of-the-art component and system-level products across our end-market applications. EMCORE has vertically-integrated manufacturing capability at its facilities in Alhambra, CA, Budd Lake, NJ, Concord, CA, and Tinley Park, IL. Our manufacturing facilities maintain ISO 9001 quality management certification, and we are AS9100 aerospace quality certified in Budd Lake and Concord. For further information about EMCORE, please visit http://www.emcore.com.

Forward-Looking Statements

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results, including expectations related to the cost savings and the timing of completion of the restructuring, and statements about our future results of operations and financial position, plans, strategies, business prospects, changes, and trends in our business and the markets in which we operate.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as the development of new products, future growth, enhancements or technologies, sales levels, expense levels, and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance, or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) any disruptions to our operations a result of the restructuring; (b) risks related to costs and expenses incurred in connection with restructuring activities and anticipated operational costs saving arising from the restructuring actions; (c) risks related to the loss of personnel; (d) risks related to customer and vendor relationships and contractual obligations with respect to the shutdown of the Broadband business segment and the discontinuance of its defense optoelectronics product line; (e) risks related to the anticipated scaling of the Company’s inertial navigation business including (i) the rapidly evolving markets for the Company's products and uncertainty regarding the development of these markets, (ii) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period, (iii) delays and other difficulties in commercializing new products, (iv) the failure of new products: (A) to perform as expected without material defects; (B) to be manufactured at acceptable volumes, yields, and cost; (C) to be qualified and accepted by our customers; and (D) to successfully compete with products offered by our competitors, (v) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally, (vi) actions by competitors, (vii) acquisition-related risks, including that (A) the revenues and net operating results obtained from our recent acquisitions may not meet our expectations, (B) the costs and cash expenditures for integration of our recent acquisitions may be higher than expected, (C) we may not recognize the anticipated synergies from our recent acquisitions, (D) there could be losses and liabilities arising from these acquisitions that we will not be able to recover from any source, and (E) we may not realize sufficient scale from these acquisitions and will need to take additional steps, including making additional acquisitions, to achieve our growth objectives for this product line, (viii) risks related to our ability to obtain capital, (ix) the effect of component shortages and any alternatives thereto, (x) risks and uncertainties related to manufacturing and production capacity and expansion plans related thereto, and (xi) risks related to the conversion of order backlog into product revenue; (f) risks related to the closing the manufacturing support and engineering center in China; and (g) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, as updated by our subsequent periodic reports.

Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions, and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We do not intend to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.